UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

500 East Pratt Street, Suite 1400
Baltimore, Maryland 21202
(410) 951-4800

May 26, 2006

Supplement to Definitive Proxy Statement dated May 5, 2006

Dear Stockholder:

          On May 26, 2006, the Board of Directors of FTI Consulting, Inc. (the “Company”) amended the FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan (the “Plan”), which is the subject of “Proposal 2, Approve and Adopt the FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan Authorizing 4,000,000 Shares of Common Stock Under the Plan” (“Proposal 2”) contained in the Company’s Definitive Proxy Statement dated May 5, 2006 (the “Proxy Statement”). The amendment reduced the number of shares authorized for issuance under the Plan from 4,000,000 shares of common stock, $0.01 par value, to 3,500,000 shares of common stock, and authorized the number of shares available for issuance as restricted stock, unrestricted stock and other stock-based awards from 2,500,000 shares of common stock to 1,100,000 shares of common stock. As a consequence, if the stockholders approve the Plan at the Annual Meeting of Stockholders on June 6, 2006 or any adjournment or postponement thereof (the “Annual Meeting”), the number of shares of the Company’s common stock available for issuance under the Plan will be 3,500,000 shares of common stock, not 4,000,000 shares of common stock as stated in the Proxy Statement.

          The amendment to the Plan, which is set forth as Appendix A in the Proxy Statement, amends Section 4. “Shares Available for the Plan; Maximum Awards” to read as follows:

“4. Shares Available for the Plan; Maximum Awards

     Subject to adjustments as provided in Section 7(c) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 3,500,000 shares of Common Stock. Stock appreciation rights to be settled in shares of Common Stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares issued upon settlement of the stock appreciation right. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(c) of the Plan. The shares of Common Stock issued pursuant to the Plan may come from authorized and unissued shares, treasury shares or shares purchased by the Company in the open market. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated as to any shares, or if any shares of Common Stock are repurchased by the Company in connection with any Award, the shares subject to such Award and the repurchased shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are repurchased by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

Subject to adjustments as provided in Section 7(c) of the Plan, the following additional maximums are imposed under the Plan:

     (1) The maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any calendar year to any one individual under this Plan shall be limited to 750,000 shares. Such per-individual limit shall not be adjusted to reflect any Award (and related shares of Common Stock) of an individual which is terminated, surrendered or canceled.

     (2) The maximum number of shares of Common Stock that may be issued with respect to Awards granted under the Plan that are described in Section 6(c), 6(d), 6(e), 6(f) or 6(h) shall not exceed an aggregate of 1,100,000 shares of Common Stock.”

          This Supplement should be read together with our Proxy Statement. No other provisions of the Plan or the Proxy Statement were amended.

          A new proxy card and a return postage-paid envelope are enclosed. If you have already voted or given your proxy on Proposal 2 and wish to change your vote on Proposal 2 or you have not voted, please cast your vote on all proposals by telephone or on the Internet, or complete, sign and return the enclosed proxy card in the postage-prepaid envelope. Your last vote or proxy will be the vote or proxy used with respect to all proposals at the Annual Meeting.  Voting instructions are contained on the enclosed proxy card.

          It is possible that the Company will adjourn the Annual Meeting with respect to Proposal 2 to allow stockholders time to review the information contained in this supplement and change their vote with respect to Proposal 2 if they so desire.  If such an adjournment occurs, the Company will issue a press release on the date of the Annual Meeting announcing the date and time of the reconvened meeting, and you will have until 11:59 p.m. on the day before the reconvened meeting to vote by telephone or Internet with respect to Proposal 2.  If such an adjournment occurs and you vote by mail, then you will have to return your proxy card before the reconvened meeting.

          You do not have to take any action if you have previously voted your shares and do not wish to change your vote.  The execution of a proxy will not prevent you from voting in person if you attend the Annual Meeting, but will assure that your vote is counted if you are unable to attend. Any stockholder that wants to vote on Proposal 2, may use either the proxy card included with the Proxy Statement or the proxy card included with this supplement.

          The information contained in this supplement replaces and supersedes any inconsistent information in the Proxy Statement.

          This supplement is sent to you by order of our Board of Directors.

Associate General Counsel and Secretary

500 EAST PRATT STREET
SUITE 1400
BALTIMORE, MD 21202

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER
COMMUNICATIONS

If you would like to reduce the costs incurred by FTI Consulting, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to FTI Consulting, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

IF VOTING BY MAIL, MARK, SIGN, DATE AND PROMPTLY RETURN THE PORTION BELOW IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FTICO1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
FTI CONSULTING, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR CLASS I DIRECTOR AND FOR PROPOSALS 2, 3, 4, 5 AND 6 LISTED BELOW.

					For All	Withhold All	For All Nominees Except	To withhold authority to vote for any individual nominee(s), mark "FOR ALL NOMINEES EXCEPT" and write the nominee's number(s) on the line below.

Vote On Directors
1. ELECTION OF THREE CLASS I DIRECTORS.
Nominees:
01) Denis J. Callaghan
02) Matthew F. McHugh
03) Gary C. Wendt					☐	☐	☐

Vote On Proposals		For	Against	Abstain					For	Against	Abstain

2. APPROVE AND ADOPT THE FTI CONSULTING, INC. 2006 GLOBAL LONG-TERM INCENTIVE PLAN AUTHORIZING 3,500,000 SHARES OF COMMON STOCK UNDER THE PLAN.		☐	☐	☐	5. APPROVE ADOPTION AND AMENDMENT OF THE FTI CONSULTING, INC. INCENTIVE COMPENSATION PLAN.				☐	☐	☐
3. APPROVE AND ADOPT THE FTI CONSULTING, INC. DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES AND NON-EMPLOYEE DIRECTORS AUTHORIZING 1,500,000 SHARES OF COMMON STOCK UNDER THE PLAN.		☐	☐	☐	6. RATIFY THE APPOINTMENT OF KPMG LLP TO SERVE AS FTI CONSULTING, INC.'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2006.				☐	☐	☐
4. APPROVE AND ADOPT THE FTI CONSULTING, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN AUTHORIZING 2,000,000 SHARES OF COMMON STOCK UNDER THE PLAN.		☐	☐	☐	7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and adjournment or postponement thereof to the extent permitted by law.

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

For comments please check this box and write them on the other side of this card.				☐

		Yes	No
Please indicate if you plan to attend this meeting.		☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)			Date

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

FTI CONSULTING, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

     The undersigned stockholder(s) of FTI Consulting, Inc. (the “Company”) hereby appoints Messrs. Jack B. Dunn, IV and Theodore I. Pincus, and each of them singly, as proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of FTI Consulting, Inc. to be held on June 6, 2006 at the executive office of the Company located at 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202 at 9:30 a.m. Eastern Time, and at any and all adjournments thereof, to vote all shares of common stock of said Company held of record by the undersigned on March 15, 2006, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 6, AND IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT PERMITTED BY LAW.

Comments:

(If you noted any comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)